UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2021, Flexion Therapeutics, Inc. (“Flexion”) issued a press release announcing its financial results for the quarter ended March 31, 2021, and made available on its corporate website a presentation of certain additional operating results. Copies of the press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Item 2.02 and Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)On May 7, 2021, David Arkowitz informed us of his intention to resign his employment. Mr. Arkowitz’s last day of employment is expected to be May 31, 2021.

(c)On May 12, 2021, the Board of Directors of Flexion (the “Board”) appointed Frederick W. Driscoll as Chief Financial Officer, principal financial officer, and principal accounting officer, effective upon the termination of Mr. Arkowitz’s employment with Flexion.

Mr. Driscoll, age 70, served as Chief Financial Officer of Flexion from 2013 to 2017. Prior to joining Flexion in 2013, Mr. Driscoll served as Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company, starting in 2009; Chief Executive Officer at Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company, from 2008 to 2009, and as its Chief Financial Officer from 2007 to 2008; Chief Financial Officer at Astraris, Inc., a private biotechnology company, from 2006 to 2007; and Chief Executive Officer at OXiGENE, Inc., a biopharmaceutical company, from 2002 to 2006. Mr. Driscoll earned a bachelor’s degree in accounting and finance from Bentley University.

There are no arrangements or understandings between Mr. Driscoll and any other person pursuant to which he was appointed as an officer of Flexion, and there is no family relationship between Mr. Driscoll and any of Flexion’s directors or executive officers.

Employment Terms for Mr. Driscoll

In connection with his appointment as Chief Financial Officer, Mr. Driscoll is expected to enter into an employment agreement with Flexion based on terms approved by the Board. Per these terms, Mr. Driscoll would be initially entitled to receive an annual base salary of $445,000 and an annual bonus of up to 45% of his annual base salary (pro-rated for 2021) based upon the Board’s assessment of Flexion’s attainment of targeted goals in the Board’s sole discretion. As approved by the Board, Mr. Driscoll would be awarded an option to purchase 168,000 shares of Flexion’s common stock and a restricted stock unit award covering 28,000 shares of common stock pursuant to Flexion’s 2013 Equity Incentive Plan. With respect to the option shares, 25% would vest on the first anniversary of Mr. Driscoll’s start date, with the remainder vesting in 36 equal monthly installments thereafter, subject to Mr. Driscoll’s continued service. With respect to the restricted stock unit award, 25% of the shares would vest on each one-year anniversary of Mr. Driscoll’s employment commencement date, such that all of the shares subject to the restricted stock unit award would be fully vested four years from that commencement date, subject to Mr. Driscoll’s continued service. It is expected that, pursuant to his employment agreement, Mr. Driscoll would be entitled to severance benefits and other payments upon the occurrence of certain events. Mr. Driscoll is also expected to enter into Flexion’s standard form of proprietary information, inventions, non-solicitation and non-competition agreement, as well as Flexion’s standard form of indemnity agreement for directors and officers.

The foregoing summary of Mr. Driscoll’s employment terms does not purport to be complete and is qualified in its entirety by reference to a complete employment agreement to be entered into by Mr. Driscoll and Flexion, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to Flexion’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the current expectations and beliefs of Flexion. Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements, including, but not limited to, statements relating to Mr. Driscoll’s potential employment by, and entry into an employment agreement with, Flexion. These forward-looking statements are based on management’s expectations and assumptions as of the date of this report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, the risk that Mr. Driscoll and Flexion may not agree to additional terms relating to his employment, as well as other risks and uncertainties described in Flexion’s filings with the SEC, including under the heading “Risk Factors” in Flexion’s Annual Report on Form 10-K for the quarter and year ended December 31, 2020, filed with the SEC on March 10, 2021, and subsequent filings with the SEC. There can be no assurance that Flexion will sell any Shares under the Distribution Agreement on the anticipated terms, or at all. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and Flexion undertakes no obligation to update or revise any of the statements. Flexion cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of Flexion Therapeutics, Inc. dated May 12, 2021
99.2	Presentation of Flexion Therapeutics, Inc. dated May 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: May 12, 2021	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

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